UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2024

JUPITER NEUROSCIENCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41265	47-4828381
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 North US HWY 1, Suite 504 Jupiter, Florida	33477
(Address of Principal Executive Offices)	(Zip Code)

(561) 406-6154

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 15, 2024, Jupiter Neurosciences, Inc., a Delaware corporation (the “Company”), entered into an agreement (the “Tenth Amendment”) with Puritan Partners LLC, a New York limited liability company (“Puritan Partners”), to amend (i) that certain Securities Purchase Agreement, dated as of April 11, 2022, between Puritan Partners and the Company (as amended, supplemented or otherwise modified to the date thereof and as further amended by the Tenth Amendment, the “Securities Purchase Agreement”), (ii) a 10% Original Issue Discount Senior Secured Note due November 15, 2024 with the principal amount of $1,111,111.11 (formerly a 10% Original Issue Discount Senior Secured Note due April 11, 2023, which was issued by the Company pursuant to the Securities Purchase Agreement) (as amended, the “Puritan Note”), and (iii) a 10% Original Issue Discount Senior Secured Note due November 15, 2024 with the principal amount of $266,667 (formerly a 3% Note of the Company due on demand, which was assigned to Puritan Partners pursuant to an Exchange Agreement, dated April 29, 2024, between Christer Rosen and Puritan Partners) (as amended, the “Assigned Note”).

The Tenth Amendment (i) extended the maturity date of the Puritan Note and Assigned Note from November 15, 2024 to December 11, 2024, whereby each note was designated as a 10% Original Issue Discount Senior Secured Note due December 11, 2024 and (ii) amended the timing of the repayment of interest whereby (A) interest due on the Puritan Note for the period ending (x) November 11, 2024, i.e., $9,259 will be paid in full upon execution of the Tenth Amendment and (y) December 11, 2024, i.e., $9,259 will be paid in full no later than December 11, 2024 and (B) interest due on the Assigned Note will be payable upon maturity on December 11, 2024; provided, however, in the event the closing of a Qualified Offering (as defined below) occurs prior to maturity on December 11, 2024, the interest on the Puritan Note and the Assigned Note will be due and payable immediately upon closing of the Qualified Offering. “Qualified Offering” means a debt or equity financing for the account of the Company in which shares of common stock, or securities, directly or indirectly, convertible into or exchangeable or exercisable for shares of common stock are issued, which financing results in cumulative aggregate proceeds to the Company of at least $8,000,000.

The preceding summary of the Tenth Amendment is qualified in its entirety by reference to the full text of the Tenth Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Tenth Amendment, dated as of November 15, 2024, between Puritan Partners LLC and Jupiter Neurosciences, Inc.
104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Jupiter Neurosciences, Inc.

Dated: November 19, 2024	By:	/s/ Christer Rosén
Christer Rosén
Chief Executive Officer